                                                                   EXHIBIT 10.57

                          TRADEMARK SECURITY AGREEMENT


                                                             Seattle, Washington

        THIS TRADEMARK SECURITY AGREEMENT ("Trademark Security Agreement") is made and entered into as of the 16th day of January, 2002 between SPACELABS MEDICAL, INC., a Delaware corporation ("Spacelabs Delaware"), SPACELABS MEDICAL, INC., a California corporation, SPACELABS BURDICK, INC., a Delaware corporation, VITA-STAT MEDICAL SERVICES, INC., a Florida corporation, LIFECLINIC MEDICAL DATA CORPORATION, a Washington corporation, and LIFECLINIC.COM CORPORATION, a Washington corporation (collectively, "Borrowers"), having a mailing address at 15520 N.E. 40th Street, Redmond, Washington 98073, Attention: James A. Richman, SPACELABS PRODUITS MEDICAUX LTEE., a Quebec company ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Lender"), having a mailing address at 55 South Lake, Suite 900, Pasadena, California 91101, Attention:
Michael R. Williamson. Borrowers and Guarantor are collectively referred to herein as "Assignor".

        BACKGROUND. Borrowers and Lender have entered into that certain Credit Agreement dated the same date as this Trademark Security Agreement in connection with a credit facility in the aggregate principal amount of $20,000,000 (as amended from time to time, the "Credit Agreement"). Pursuant to the terms of the Credit Agreement and the other documents executed in connection therewith (collectively, the "Loan Documents"), the Lender has agreed to make loans and issue letters of credit on behalf of the Borrowers. Pursuant to that certain Guaranty dated as of the date hereof as amended, restated, supplemented or otherwise modified from time to time (the "Guaranty"), the Guarantor has agreed to guaranty the Obligations of Spacelabs Burdick, Inc. under the Credit Agreement and to provide to the Lender security for the performance of its Guaranty. In order to induce the Lender to execute and deliver the Credit Agreement and the other Loan Documents, and as security for the performance by the Guarantor of its obligations under the Guaranty, Assignor has agreed to execute and deliver this Trademark Security Agreement to Lender for filing with the U.S. Patent and Trademark Office and with any other relevant recording systems in the jurisdictions of the United States and Canada, and as further evidence of and to effectuate Lender's existing security interests in the trademarks described herein. This Trademark Security Agreement is being executed contemporaneously with a Security Agreement ("Security Agreement") under which the Lender is granted a lien on and security interest in all trademarks owned by the Assignor (defined in Section 1 below), and in items including but not limited to machinery, equipment formulations, manufacturing procedures, quality control procedures and product specifications ("Other Assets") sold under the Trademarks or relating to products sold under the Trademarks, whereby Lender shall have the right to foreclose on the Trademarks and the Other Assets in the event of the occurrence and continuance of an Event of Default under the Loan Documents (as defined in the Credit Agreement).

        NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with the Lender as follows:

1. To secure the complete and timely satisfaction of all Obligations (as defined in the Credit Agreement), Assignor hereby grants, assigns and conveys to the Lender a continuing security interest with respect to the entire right, title and interest in and to the trademark applications and trademarks listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), including without limitation all renewals thereof, all proceeds of infringement suits), the right to sue for past, present and future infringements and all rights corresponding thereto throughout the world (all of the foregoing are collectively called the "Trademarks"), and the good will of the business to which each of the Trademarks relates. During the continuation of an Event of Default under the Credit Agreement, the Assignor shall transfer to the Lender the Trademarks pursuant to an Assignment of Trademarks substantially in the form of Schedule B hereto, and thereafter the Lender shall be entitled to further transfer such Trademarks. The Assignor hereby irrevocably authorizes the Lender to date undated Assignments of Trademarks and otherwise complete such Assignments, and after doing so, the Lender shall provide a copy of such completed Assignments to the Assignor. Notwithstanding the foregoing provisions of this Section 1, the Lender acquires no security interest or other rights in the United States for any Trademark that is the subject of an intent-to-use application before the U.S. Patent and Trademark office until such time as a verified amendment to allege use or statement of use is filed for such application or the Lender arranges for an assignment of such Trademarks from the Lender to a purchaser that would satisfy the requirements of Section 10 of the Lanham Act, 15 U.S.C. Section 1060. At the time that Lender seeks to transfer all other Trademarks pursuant to Schedule B, it may also complete Schedule C with respect to any U.S. intent-to-use applications and, provided that Schedule C satisfies the conditions of the preceding sentence, Assignor agrees that it will promptly execute and return the same to Lender. Assignor at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance reasonably satisfactory to Lender, and take any and all actions, which Lender may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Lender's security interest in the Trademarks and to accomplish the purposes of this Trademark Security Agreement.

2. In addition to the above mentioned assignment, Guarantor hereby grants to the Lender, as security for its obligations under the Guaranty, a first ranking movable hypothec under the Civil Code of Quebec in the principal amount of Forty Million Canadian Dollars (CDN$40,000,000) with interest thereon at the rate of twenty percent (20%) per annum affecting the universality of all present and future rights, title and interest Guarantor may hold, now or in the future, in the Trademarks. If, for the purpose of obtaining a judgment in any court, it is necessary to convert the sum due to the Lender in any currency into Canadian currency, Guarantor and the Lender agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedure, such Lender could purchase the original currency with the Canadian currency on the business day preceding the day on which final judgment is given or if permitted by applicable law, on the day on which the judgment is paid or satisfied.

3.      Assignor covenants and warrants that:

        (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

        (b) To the best of Assignor's knowledge, each of the Trademarks is valid and enforceable;

        (c) No written claim has been made to Assignor that the use of any of the Trademarks violates or may violate the rights of any third person;

        (d) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons unless Assignor has entered into a commercially reasonable arrangement for co-existence of potentially conflicting marks;

        (e) Assignor has marked with an asterisk each U.S. intent-to-use trademark application listed on Schedule A for which a verified amendment to allege use or statement of use has not been filed;

        (f) Assignor has the unqualified right to enter into this Trademark Security Agreement and perform its terms;

        (g) Assignor has not used, and will not use for the duration of this Trademark Security Agreement, improper statutory notice in connection with its use of the Trademarks; and

        (h) Assignor has used, and will continue to use for the duration of this Trademark Security Agreement, commercially reasonable standards of quality in its manufacture of products sold under the Trademarks.

4. Assignor hereby grants to the Lender and its employees and agents the right to visit Assignor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours. Assignor shall do any and all acts reasonably required by Lender to ensure Assignor's compliance with Section 3(h).

5. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, an exclusive license agreement) which is inconsistent with Assignor's obligations under this Trademark Security Agreement, without the Lender's prior written consent, which consent shall not be unreasonably withheld. Anything in the Credit Agreement or this Trademark Security Agreement to the contrary notwithstanding, Assignor may grant non-exclusive licenses of the Trademarks (subject to the security interest of Lender therein) in the ordinary course of business consistent with past practice. Assignor shall ensure that Lender, or any third party to which Lender may transfer the Trademarks pursuant to the terms of this Trademark Security Agreement, may be substituted under such licenses as the licensor following and during the continuation of an Event of Default.

6. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new registered trademarks or applications for the registrations of any new trademark, the provisions of Section 1 shall automatically apply thereto and Assignor shall give the Lender prompt written notice thereof.

7. Assignor authorizes the Lender to modify this Trademark Security Agreement by amending Schedule A to include any future trademarks and trademark applications covered by Section 1 and Section 6 hereof.

8. In the event Lender elects to realize on the Trademarks following an Event of Default (as defined in the Credit Agreement), the Lender shall grant to Assignor the exclusive, nontransferable right and license to use the Trademarks on and in connection with products sold by Assignor, for Assignor's own benefit and account and for none other which license shall be terminable immediately upon written notice to Assignor, as set forth in Section 9. Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignor in this Section 8, without the prior written consent of the Lender.

9. If any Event of Default shall have occurred and be continuing, the Lender shall have the right to terminate Assignor's license under the Trademarks, as set forth in Section 8, upon giving notice to Assignor, and following such license termination, the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in King County, Washington, or elsewhere, all or from time to time any of the Trademarks, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds after payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Trademarks shall be given to Assignor at least ten (10) days before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition, and during which time Assignor may cure such Event of Default, in which event Lender's rights to dispose of the Trademarks because of such Event of Default shall terminate. At any such sale or other disposition, Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

10. At such time as Assignor shall completely satisfy all of the Obligations, this Trademark Security Agreement shall terminate and the Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Trademarks, subject to any disposition thereof which may have been made by Lender pursuant hereto.

11. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by Lender in connection with the preparation of this Trademark Security Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by Assignor on demand by the Lender and if not so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate effective under the Credit Agreement.

12. Assignor shall have the duty, through counsel reasonably acceptable to the Lender, to prosecute diligently any trademark applications of the Trademarks pending as of the date of this Trademark Security Agreement or thereafter, which Assignor reasonably determines are necessary or desirable for the conduct of business, until the Obligations shall have been paid in full, to file and prosecute opposition and cancellation proceedings and to do any and all acts which in Assignor's reasonable determination are necessary or desirable to preserve and maintain all rights in the

        Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Assignor. Assignor shall not abandon any material Trademark without the consent of the Lender, which consent shall not be unreasonably withheld, but in all instances Assignor shall give the Lender not less than ten (10) days prior written notice of its intent to abandon any Trademark.

13. Assignor shall have the right, with the prior written consent of the Lender, which will not be unreasonably withheld, to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Trademarks, in which event the Lender may, if necessary, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by the Lender in the fulfillment of the provisions of this Section 13.

14. In the event of the occurrence and during the continuation of an Event of Default under the Credit Agreement, Assignor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Lender to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, subject to any license to Assignor which has not been terminated by the Lender, or reasonably necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Trademark Security Agreement.

15. If Assignor fails to comply with any of its obligations hereunder, Lender may do so in Assignor's name or in Lender's name, but at Assignor's expense, and Assignor hereby agrees to reimburse Lender in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Lender in protecting, defending and maintaining the Trademarks.

16. No course of dealing between Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Credit Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17. All of the Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Credit Agreement or the other Loan Documents, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

18. The provisions of this Trademark Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Trademark Security Agreement in any jurisdiction. This Trademark Security Agreement is to be read, construed and applied together with the Security Agreement, the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Lender and Assignor with respect to the matters referred to herein and therein.

19. This Trademark Security Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 7.

20. The benefits and burdens of this Trademark Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

21. WITH THE EXCEPTION OF THE MOVABLE HYPOTHEC GRANTED BY GUARANTOR PURSUANT TO SECTION 2 HEREOF AND THE HYPOTHECARY RECOURSES ARISING THEREFROM WHICH SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE PROVINCE OF QUEBEC, THIS TRADEMARK SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF WASHINGTON; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        SAVE AND EXCEPT FOR ANY HYPOTHECARY RECOURSE IN THE PROVINCE OF QUEBEC AGAINST GUARANTOR WHICH SHALL BE UNDER THE JURISDICTION OF THE COURTS OF THE PROVINCE OF QUEBEC, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES OF AMERICA LOCATED IN KING COUNTY, WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS TRADEMARK SECURITY AGREEMENT, EACH OF THE ASSIGNORS AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE ASSIGNORS AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS TRADEMARK SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:
        (1) THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE ASSIGNORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

        THE ASSIGNORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE ASSIGNORS AT THEIR ADDRESSES SET FORTH IN SECTION 12.8 OF THE CREDIT

        AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAIL POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

22. ASSIGNORS AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS TRADEMARK SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE ASSIGNORS AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THE CREDIT AGREEMENT, THIS TRADEMARK SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT, THIS TRADEMARK SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.













                         [SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWERS:

SPACELABS MEDICAL, INC.,                    VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation                                    a Florida corporation


By:                                         By:
   ---------------------------------           ---------------------------------
   Its:                                        Its:
       -----------------------------               -----------------------------


SPACELABS MEDICAL, INC.,                    LIFECLINIC MEDICAL DATA
a California corporation                    CORPORATION, a Washington

By:                                         By:
   ---------------------------------           ---------------------------------
   Its:                                        Its:
       -----------------------------               -----------------------------


SPACELABS BURDICK, INC.,                    LIFECLINIC.COM CORPORATION,
a Delaware corporation                      a Washington corporation

By:                                         By:
   ---------------------------------           ---------------------------------
   Its:                                        Its:
       -----------------------------               -----------------------------


GUARANTOR:

SPACELABS PRODUITS MEDICAUX
LTEE., a Quebec company


By:
   ---------------------------------
   Its:
       -----------------------------


LENDER:

BANK OF AMERICA, N.A.,
a national banking association


By:
   ---------------------------------
   Its:
       -----------------------------

                                   SCHEDULE B

                                       TO

                          TRADEMARK SECURITY AGREEMENT

                              TRADEMARK ASSIGNMENT

        THIS TRADEMARK ASSIGNMENT ("Assignment ") is made and entered into as of the ___ day of ________, 200__ between SPACELABS MEDICAL, INC., a California corporation ("Assignor"), having a mailing address at 15520 N.E. 40th Street, Redmond, Washington 98073, and BANK OF AMERICA, N.A., a national banking association ("Assignee"), having a mailing address at 55 South Lake, Suite 900, Pasadena, California 91101.

        WHEREAS, Assignor has adopted and owns certain trademarks which are registered in the U.S. Patent and Trademark Office or which are the subject of pending use-based applications in the U.S. Patent and Trademark Office (hereinafter the "Marks") and,

        WHEREAS, the Assignee is desirous of acquiring the Marks and registration therefor.

        NOW THEREFORE, in consideration of and in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto Assignee, and its successors and assigns, all of its right, title and interest in an to the Marks, and the registrations and applications therefore, together with that part of the good will of the business connected with the use of and symbolized by the Marks, and including Assignor's entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Marks. Assignor hereby covenants that is has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith. Assignor hereby irrevocably authorizes Assignee to date this undated Assignment and otherwise complete this Assignment at the time of transfer.

        IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates identified above.

ASSIGNOR:

SPACELABS MEDICAL, INC.,
a California corporation

By:
   ---------------------------------------
Its:
    --------------------------------------


ASSIGNEE:

BANK OF AMERICA, N.A.,
a national banking association


By:
   ---------------------------------------
Its:
    --------------------------------------



                              Schedule B - Page 1

                                   SCHEDULE C
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                              TRADEMARK ASSIGNMENT

        THIS TRADEMARK ASSIGNMENT ("Assignment") is made and entered into as of the ___ day of _________, 200__ between SPACELABS MEDICAL, INC., a California corporation ("Assignor"), having a mailing address at 15520 N.E. 40th Street, Redmond, Washington 98073, and BANK OF AMERICA, N.A., a national banking association ("Assignee"), having a mailing address at 55 South Lake, Suite 900, Pasadena, California 91101.

        WHEREAS, Assignor has adopted and owns certain trademarks which are the subject of pending intent-to-use applications in the U.S. Patent and Trademark Office (hereinafter the "Marks") and,

        WHEREAS, the Assignee is desirous of acquiring the Marks and registration therefor.

        NOW THEREFORE, in consideration of and in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto Assignee, and its successors and assigns, all of its right, title and interest in an to the Marks, and the applications therefor, together with that part of the good will of the business connected with the use of and symbolized by the Marks, and including Assignor's entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Marks. Assignor hereby covenants that is has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith. As indicated below, each Mark is the subject of a verified allegation of use under Section 1(c) or 1(d) of the Lanham Act that has been filed with the U.S. Patent and Trademark Office, or it is being assigned as part of a transfer of the entire business or portion thereof to which the marks pertain as required by Section 10 of the Lanham Act.

        IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates identified above.

ASSIGNOR:

SPACELABS MEDICAL, INC.,
a California corporation

By:
   ---------------------------------------
Its:
    --------------------------------------


ASSIGNEE:

BANK OF AMERICA, N.A.,
a national banking association


By:
   ---------------------------------------
Its:
    --------------------------------------


                              Schedule C - Page 1

                              Schedule A - Page 1